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                                                                  EXHIBIT 10.01

                        HYPERION TELECOMMUNICATIONS, INC.




                                 $200,000,000 of

         12 7/8% Senior Exchangeable Redeemable Preferred Stock due 2007




                               Purchase Agreement






                            BEAR, STEARNS & CO. INC.














                        HYPERION TELECOMMUNICATIONS, INC.

                                 $200,000,000 of

         12 7/8% Senior Exchangeable Redeemable Preferred Stock due 2007


                               PURCHASE AGREEMENT

                                                             October 1, 1997
                                                             New York, New York

BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, New York  10167

Ladies & Gentlemen:

                  Hyperion Telecommunications, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. ("Bear Stearns") (the "Initial Purchaser") 200,000 shares of its 127/8% Senior Exchangeable Redeemable Preferred Stock due 2007, liquidation preference $1,000 per share, (the "Preferred Stock") subject to the terms and conditions set forth herein. The Preferred Stock is to be authorized and issued pursuant to the provisions of a Certificate of Designation of the Voting Power, Designation Preferences and Relative, Participating, Optional or Other Special Rights and Qualifications, Limitations and Restrictions (the "Certificate of Designation") to be filed with the Secretary of State of the State of Delaware. The Transfer Agent for the Preferred Stock will be American Stock Transfer & Trust Company. The Preferred Stock and the New Preferred Stock (as defined below) issuable in exchange therefor are collectively referred to herein as the "Securities." Under certain circumstances set forth in the Certificate of Designation, the Securities may be exchanged for the Company's 127/8% Senior Subordinated Debentures due 2007 (the "Exchange Debentures"). The Exchange Debentures and the New Exchange Debentures (as defined below) issuable in exchange therefor are collectively referred to herein as the "Debentures." The Preferred Stock is more fully described in the Offering Memorandum referred to below. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture.


1. Issuance of Securities. The Company proposes to, upon the terms and subject to the conditions set forth herein, issue and sell to the Initial Purchaser $200,000,000 in aggregate liquidation preference of Securities.

                  Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Preferred Stock, (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:



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



         "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. BY ITS ACQUISITION HEREOF, THE HOLDER
         (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS ACQUIRING THE SECURITY IN AN OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (Y) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (d) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE (A)(1), (2),
         (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE OR
         (e) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY, (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (Z) IT WILL NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY, PRIOR TO CLOSING OF ANY SALE, OF THE RESALE RESTRICTIONS SET FORTH IN (Y) ABOVE."

         2. Offering. The Preferred Stock will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Act. The Company has prepared a final Offering Memorandum, dated October 1, 1997 (the "Offering Memorandum"), relating to the Securities.

         The Initial Purchaser has advised the Company that they will make offers (the "Exempt Resales") of the Preferred Stock on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs") and (ii) to non-U.S. persons outside the United States in


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



reliance upon Regulation S under the Securities Act. The persons specified in clauses (i) and (ii) above are referred to herein as the "Eligible Purchasers." The Initial Purchaser will offer the Preferred Stock to such Eligible Purchasers initially at the price set forth herein. Such price may be changed at any time without notice.

         Holders (including subsequent transferees) of the Preferred Stock will have the registration rights set forth in the registration rights agreement relating thereto (the "Registration Rights Agreement") to be dated the Closing Date, in substantially the form of Exhibit A hereto for so long as such Preferred Stock constitutes "Transfer Restricted Securities" (as defined in such agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "Commission"), under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 127/8% Series B Preferred Stock due 2007 (the "New Preferred Stock") to be offered in exchange for the Preferred Stock (the "Exchange Offer") or, if the Preferred Stock has been exchanged for the Exchange Debentures, the Company's 127/8% Senior Subordinated Debentures due 2007 (the "New Exchange Debentures") to be offered in exchange for the Exchange Debentures (in either case such offer to exchange being referred to as the "Exchange Offer") and, if necessary, (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement") relating to the resale by certain holders of the Preferred Stock or Exchange Debentures, as the case may be, and to use its best efforts to cause such registration statements to be declared effective and consummate the Exchange Offer.

         This Agreement, Certificate of Designation, the indenture pursuant to which the Exchange Debentures will be issued (the "Indenture"), the Securities, the Debentures and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

         3. Purchase, Sale and Delivery. (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company 200,000 shares of Preferred Stock. The purchase price to be paid by the Initial Purchaser for the Preferred Stock shall be $975.00 per share (the "Purchase Price").

         (b) Delivery of the Preferred Stock shall be made, against payment of the purchase price therefor, at the offices of Latham & Watkins at 885 Third Avenue, New York, New York or such other location as may be mutually acceptable. Such delivery and payment shall be made at 10:00 a.m., New York time, on October 9, 1997 (the "Closing") or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

         (c) The Preferred Stock shall initially be issued in the form of one or more Global Securities (the "Global Securities"), registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having a liquidation preference corresponding to the aggregate liquidation preference of the Preferred Stock. The Global Securities shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs) in each case with any transfer taxes payable upon initial issuance thereof duly paid by the Company against payment of the Purchase Price by wire transfer of same-day funds to the order of the Company. The Global Securities shall be made available to the Initial Purchaser for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.


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



         4. Agreements of the Company. The Company covenants and agrees with the Initial Purchaser as follows:

                  (a) To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing of, (i) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any of the Preferred Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority; and (ii) the happening of any event that, in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchaser, makes any statement of a material fact made in the Offering Memorandum untrue or that requires the making of any additions to or changes in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any shares of Preferred Stock under any state securi ties or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any shares of Preferred Stock under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. The Company consents to the use of the Offering Memorandum and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

                  (c) Not to amend or supplement the Offering Memorandum prior to the Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy thereof. The Company shall promptly prepare, upon the Initial Purchaser's request, any amendment or supplement to the Offering Memorandum that may be necessary or reasonably requested by the Initial Purchaser in connection with Exempt Resales.

                  (d) If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of either counsel to the Company or counsel to the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Offering Memorandum to comply with applicable law, (i) notify the Initial Purchaser and
         (ii) forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law.

                  (e) To cooperate with the Initial Purchaser and counsel to the Initial Purchaser in connection with the qualification or registration of the Preferred Stock under the securities or Blue


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



         Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided that the Company shall not be required to take any action that would subject it to service of process in suits or taxation, other than as to matters and transactions relating to the Offering Memorandum or Exempt Resales, in any jurisdiction where it is not now so subject.

                  (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto, (ii) the preparation (including, without limitation, duplication costs) and delivery of all Blue Sky memoranda prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance, transfer and delivery by the Company of the Preferred Stock and, if issued, the Debentures to the Initial Purchaser, (iv) the qualification or registration of the Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a final Blue Sky Memorandum and the reasonable fees and disbursements of counsel to the Initial Purchaser relating to such qualification or registration), (v) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Securities (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Preferred Stock in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System PORTAL ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel to the Company) of the Company in connection with the approval of the Preferred Stock, New Preferred Stock and, if issued the Debentures by DTC for "book-entry" transfer, (x) the rating of the Securities by rating agencies, (xi) the reasonable fees and expenses of the Transfer Agent and its counsel in connection with the Certificate of Designation, (xii) performance by the Company of its other obligations under this Agreement and the other Operative Documents and (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Securities.

                  (g) To use the proceeds from the sale of the Preferred Stock in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

                  (h) If the Debentures are issued, not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Debentures.

                  (i) To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to satisfy all conditions precedent on its part to the delivery of the Preferred Stock.

                  (j) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Preferred Stock in a manner that would require the registration under the Act of the sale to the Initial Purchaser or the Eligible Purchasers of the Preferred Stock or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

                  (k) For so long as any of the Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to make available to any Eligible Purchaser or beneficial owner of Securities in connection with any sale thereof and any prospective purchaser of such Preferred Stock from such Eligible Purchasers or beneficial owner, the information required by Rule 144A(d)(4) under the Act.

                  (l) To cause the Exchange Offer to be made in the appropriate form to permit registered New Preferred Stock or New Exchange Debentures to be offered in exchange for the Preferred Stock or Exchange Debentures, as the case may be, and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (m) To comply with all of its agreements set forth in the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Securities by DTC for "book-entry" transfer.

                  (n) To use its best efforts to effect the inclusion of the Preferred Stock in PORTAL and to obtain approval of the Securities by DTC for "book-entry" transfer.

                  (o) During a period of five years following the Closing Date, to deliver without charge to the Initial Purchaser, as they may reasonably request, promptly upon their becoming available, copies of
         (i) all reports or other publicly available information that the Company shall mail or otherwise make available to its securityholders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company or its subsidiaries, including without limitation, press releases.

                  (p) Prior to the Closing Date, to furnish to the Initial Purchaser, as soon as they have been prepared in the ordinary course by the Company, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

                  (q) Neither the Company nor any of its Subsidiaries nor any of the Joint Ventures (as defined) will take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Stock. Except as permitted by the Act, the Company will not distribute any preliminary offering memorandum, offering memorandum or other offering material in connection with the offering and sale of the Preferred Stock.

                  (r) To comply with the agreements in the Certificate of Designation, Indenture, the Registration Rights Agreement and each other Operative Document.




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



                  5. Representations and Warranties. (a) The Company represents and warrants to the Initial Purchaser that:

                  (i) The Offering Memorandum (and each supplement and amendment thereto) have been prepared in connection with the Exempt Resales. The Offering Memorandum does not, and any supplement or amendment to them will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by or on behalf of the Initial Purchaser expressly for use therein. No stop order preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

                  (ii) When the Preferred Stock are issued and delivered pursuant to this Agreement, no Senior Note will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  (iii) Each of the Company and its Subsidiaries (as defined)
         (A) has been duly organized, is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, (B) has all requisite corporate power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure of the Company and its Subsidiaries to be so qualified or in good standing does not and could not reasonably be expected to (x) individually or in the aggregate, result in a material adverse effect on the assets, liabilities, business, results of operations, condition (financial or otherwise), cash flows, affairs or prospects of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance or marketability of the Preferred Stock or (z) in any manner draw into question the validity of this Agreement or any other Operative Document or the ability to conduct its business in the manner set forth in the Offering Memorandum (any of the events set forth in clauses (x), (y) or (z), a "Material Adverse Effect"). The Company has no direct or indirect subsidiaries as of the Closing Date other than those set forth on Schedule I hereto (referred to herein collectively as "Subsidiaries" and individually as a "Subsidiary").

                  (iv) Each of the Joint Ventures (as defined) (A) has been duly formed as a partnership or corporation, as applicable, under the laws of its respective jurisdiction of formation, (B) has all requisite partnership or corporate power and authority, as applicable, to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification except, with respect to this clause (C), where the failure to be so qualified or in good standing does not and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor its Subsidiaries has any ownership interest in any Joint Venture other than those set forth on Schedule II hereto (referred to herein collectively as "Joint Ventures" and individually a "Joint Venture").

                  (v) All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. At June 30, 1997, on a combined basis, after giving effect to the issuance and sale of the Preferred Stock pursuant hereto, the Company had an authorized and outstanding consolidated capitalization as set forth in the Offering Memorandum under the caption "Capitalization."

                  (vi) All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitations on voting rights or other charge or encumbrance, other than security interests, claims, liens, limitation on voting rights or other charges or encumbrances arising from the pledge of the capital stock of certain Subsidiaries as security for the Company's 12 1/4 Senior Secured Notes due 2004. Except as disclosed in the Offering Memorandum, there are not currently, and will not be as a result of the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                  (vii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the Operative Documents and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

                  (viii) This Agreement has been duly and validly authorized, executed and delivered by Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as indemnification and contribution provisions may be limited by applicable law or public policy or equitable principles and subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (ix) The shares of Preferred Stock have been duly and validly authorized for issuance and sale to the Initial Purchaser by the Company pursuant to this Agreement and, when issued, delivered and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of Preferred Stock will not be subject to any preemptive or similar rights. The Preferred Stock will conform in all material respects with the description thereof in the Offering Memorandum.

                  (x) The shares of New Preferred Stock have been duly and validly authorized by the Company and, when issued and delivered in accordance with the terms of the Certificate of Designation and the Exchange Offer, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of New Preferred Stock will not be subject to any preemptive or similar rights. The New Preferred Stock will conform in all material respects to the description thereof in the Offering Memorandum.

                  (xi) The Exchange Debentures have been duly and validly authorized by the Company and, if and when issued by the Company will conform in all material respects to the description thereof in the Offering Memorandum. When the Exchange Debentures are issued and delivered in accordance with the Indenture, the Exchange Debentures will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Exchange Debentures will conform in all material respects to the description thereof in the Offering Memorandum.

                  (xii) The New Exchange Debentures have been duly and validly authorized by the Company and, if and when issued and delivered by the Company in accordance with the terms of the Indenture and the Exchange Offer, will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The New Exchange Debentures will conform in all material respects to the description thereof in the Offering Memorandum.

                  (xiii) The Certificate of Designation has been duly authorized by all necessary corporate and any necessary stockholder action and, on the Closing Date will have been duly executed by the Company and filed with the Secretary of State of the State of Delaware and will conform in all material respects to the description thereof in the Offering Memorandum.

                  (xiv) The Indenture has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

                  (xv) The Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The description of the Registration Rights Agreement in the Offering Memorandum is accurate in all material respects.

                  (xvi) None of the Company, the Subsidiaries or the Joint Ventures is and, after giving effect to the Offering will be (A) in violation of its charter and bylaws or partnership agreement, as applicable, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject, or (C) in violation of any local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Communications Act of 1934, as amended by the Telecommunications Act of 1996 (the "Telecommunications Act"), and the rules and regulations of the Federal Communications Commission (the "FCC") and environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties (whether owned or leased) other than, in the case of clauses (B) and (C), any default or violation that could not reasonably be expected to have a Material Adverse Effect. There exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

                  (xvii) None of (A) the execution, delivery or performance by the Company and the Subsidiaries, as the case may be, of this Agreement and the other Operative Documents, (B) the issuance and sale of the Preferred Stock, (C) the issuance of the New Preferred Stock in exchange for the Preferred Stock, and (D) consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions described in the Offering Memorandum violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company, any Subsidiary or any Joint Venture, or an acceleration of any indebtedness of the Company, any Subsidiary or any Joint Venture pursuant to, (i) the charter or bylaws of the Company or any Subsidiary or the partnership agreement governing any Joint Venture, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company, any Subsidiary or any Joint Venture is a party or by which any of them or their property is or may be bound, (iii) any local, state or Federal law, statute, ordinance, rule, regulation or requirement (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC and environmental laws, statutes, ordinances, rules or regulations) applicable to the Company, any Subsidiary, any Joint Venture or any of their respective assets or properties or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company, the Subsidiaries, the Joint Ventures or any of their assets or properties, except in the case of clauses (ii), (iii) and (iv) for such violations conflicts, breaches, defaults, consents, impositions of liens or accelerations that would not singly, or in the aggregate, have a Material Adverse Effect. Other than as described in the Offering Memorandum, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, (A) any court or governmental agency, body or administrative agency (including, without limitation, the FCC) or (B) any other person is required for
         (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents or (2) the issuance and sale of the Securities and the transactions contemplated hereby and thereby, except (x) such as have been obtained and made (or, in the case of the Registration Rights Agreement, will be obtained and made) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and state securities or Blue Sky laws and regulations or such as may be required by the NASD or (y) where the failure to obtain any such consent, approval, authorization or order of, or filing registration, qualification, license or permit would not reasonably be expected to result in a Material Adverse Effect.

                  (xviii) There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or threatened or contemplated to which the Company, any of the Subsidiaries or any of the Joint Ventures is or may be a party or to which the business or property of the Company, any Subsidiary or any Joint Venture is subject, (ii) no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, the Telecommunications Act and the rules and regulations of the FCC) or order that has been enacted, adopted or issued by any governmental agency or, to the best of the Company's knowledge, that has been proposed by any governmental body or (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company, any Subsidiary or any Joint Venture is or could reasonably be expected to be subject or to which the business, assets, or property of the Company, any Subsidiary or any Joint Venture are could reasonably be expected to be subject, that, in the case of clauses (i), (ii) and (iii) above, (y) is required to be disclosed in the Offering Memorandum and that is not so disclosed, or (z) could reasonably be expected to individually or in the aggregate, result in a Material Adverse Effect.

                  (xix) No action has been taken and no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Preferred Stock or prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Preferred Stock or prevents or suspends the sale of the Preferred Stock in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

                  (xx) There is (i) no unfair labor practice complaint pending against the Company, any Subsidiary or any Joint Venture or threatened, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, any Subsidiary or any Joint Venture threatened, (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company, any Subsidiary or any Joint Venture threatened against the Company, any Subsidiary or the Joint Venture and (iii) no union representation question existing with respect to the employees of the Company, any Subsidiary or any Joint Venture that, in the case of clauses (i), (ii) or (iii), could reasonably be expected to result in a Material Adverse Effect. To the best of the Company's knowledge, no collective bargaining organizing activities are taking place with respect to the Company, the Subsidiaries or the Joint Ventures. None of the Company, any Subsidiary or any Joint Venture has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder, which in the case of clause (A), (B) or (C) above could reasonably be expected to result in a Material Adverse Effect.

                  (xxi) None of the Company, any Subsidiary or any Joint Venture has violated any environmental, safety or similar law or regulation applicable to it or its business or property relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), lacks any permit, license or other approval required of it under applicable Environmental Laws is violating any term or condition of such permit, license or approval which could reasonably be expected to, either individually or in the aggregate, have a Material Adverse Effect.

                  (xxii) Each of the Company, the Subsidiaries and the Joint Ventures has (i) good and marketable title to all of the properties and assets described in the Offering Memorandum as owned by it, free and clear of all liens, charges, encumbrances and restrictions, except such as are described in the Offering Memorandum or as would not have a Material Adverse Effect, (ii) peaceful and undisturbed possession under all leases to which any of them is a party as lessee, (iii) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has made all declarations and filings with, all federal, state and local authorities (including, without limitation, the FCC), all self-regulatory authorities and all courts and other tribunals (each an "Authorization") necessary to engage in the business as presently conducted by any of them in the manner described in the Offering Memorandum, except as described in the Offering Memorandum or where failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect and (iv) no reason to believe that any governmental body or agency is considering limiting, suspending or revoking any such Authorization. Except where the failure to be in full force and effect would not have a Material Adverse Effect, all such Authorizations are valid and in full force and effect and each of the Company, the Subsidiaries and the Joint Ventures is in compliance with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto. All leases to which the Company, the Subsidiaries and the Joint Ventures is a party are valid and binding and no default by the Company, any Subsidiary or any Joint Venture has occurred and is continuing thereunder and no defaults by the landlord are existing under any such lease that could reasonably be expected to result in a Material Adverse Effect.

                  (xxiii) Each of the Company, the Subsidiaries and the Joint Ventures owns, possesses or has the right to employ all patents, patent rights, licenses (including all FCC, state, local or other jurisdictional regulatory licenses), inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, inventions, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by the Company, its Subsidiaries or the Joint Ventures in connection with the businesses now operated by it or which are proposed to be operated by the Company, its Subsidiaries or the Joint Ventures free and clear of and without violating any right, claimed right, charge, encumbrance, pledge, security interest, restriction or lien of any kind of any other person and none of the Company, any Subsidiary or any Joint Venture has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing except as could not reasonably be expected to have a Material Adverse Effect. The use of the Intellectual Property in connection with the business and operations of the Company, the Subsidiaries and the Joint Ventures does not infringe on the rights of any person, except would not have a Material Adverse Effect.

                  (xxiv) None of the Company, any Subsidiary, any Joint Venture or any of their respective officers, directors, partners, employees, agents or affiliates or any other person acting on behalf of the Company, any Subsidiary or any Joint Venture, as the case may be, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, official or employee of any governmental agency (domestic or foreign), instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is or may be in a position to help or hinder the business of the Company, any Subsidiary or any Joint Venture (or assist the Company, any Subsidiary or any Joint Venture in connection with any actual or proposed transaction) which (i) might subject the Company, any Subsidiary, or any other individual or entity to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (ii) if not given in the past, could reasonably be expected to have had a Material Adverse Effect on the assets, business or operations of the Company, any Subsidiary or any Joint Venture or (iii) if not continued in the future, could reasonably be expected to have a Material Adverse Effect.

                  (xxv) All tax returns required to be filed by the Company, each of the Subsidiaries and each of the Joint Ventures in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from such entities or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. There are no proposed additional tax assessments against the Company, any Subsidiary, any Joint Venture or the assets or property of the Company, any Subsidiary or any Joint Venture.

                  (xxvi) None of the Company, the Subsidiaries or the Joint Ventures is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUC Act").

                  (xxvii) There are no holders of securities of the Company, the Subsidiaries or the Joint Ventures who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company, any of the Subsidiaries or any of the Joint Ventures register any of its securities under the Act.

                  (xxviii) Each of the Company, the Subsidiaries and the Joint Ventures maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto.

                  (xxix) Each of the Company, the Subsidiaries and the Joint Ventures maintains insurance covering its properties, operations, personnel and businesses. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company, the Subsidiaries, the Joint Ventures and their respective businesses. None of the Company, any Subsidiary or any Joint Venture has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof.

                  (xxx) None of the Company, any Subsidiary or any Joint Venture has (i) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Preferred Stock (ii) since the date of the Offering Memorandum (A) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Preferred Stock or (B) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

                  (xxxi) No registration under the Act of the Preferred Stock is required for the sale of the Preferred Stock to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming (i) that the purchasers who buy the Preferred Stock in the Exempt Resales are Eligible Purchasers and (ii) the accuracy of the Initial Purchaser's representations regarding the absence of general solicitation in connection with the sale of Preferred Stock to the Initial Purchaser and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchaser, as to which the Company makes no representation or warranty) in connection with the offer and sale of the Preferred Stock in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Preferred Stock have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (xxxii) Set forth on Exhibit B hereto is a list of each employee pension or benefit plan with respect to which the Company or any corporation considered an affiliate of the Company within the meaning of Section 407(d)(7) of ERISA (an "ERISA Affiliate") is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents and the sale of the Preferred Stock to be purchased by the QIBs will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the QIBs as set forth in the Offering Memorandum under the caption "Notice to Investors."

                  (xxxiii) The Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  (xxxiv) Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (i) none of the Company, any Subsidiary or any Joint Venture has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, nor entered into any transaction not in the ordinary course of business, (ii) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect, (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or its Subsidiaries on any class of capital stock and (iv) there has been no distribution of profits or return of capital contribution by any Joint Venture.

                  (xxxv) None of (A) the execution, delivery and performance of this Agreement or any of the Operative Documents, (B) the issuance and sale of the Securities, (C) the application of the proceeds from the issuance and sale of the Securities or (D) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

                  (xxxvi) The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants. The historical financial statements of the Company and each of the Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-4 under the Act and present fairly in all material respects the financial position and results of operations of the Company and each of its Subsidiaries, at the respective dates and for the respective periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The other financial information and data included in the Offering Memorandum, historical and pro forma, are accurately presented in all material respects and prepared on a basis consistent with the financial statements, historical and pro forma, included in the Offering Memorandum and the books and records of the Company, each of its Subsidiaries and each of its Joint Ventures, as applicable. The statistical information and data included in the Offering Memorandum are accurately presented in all material respects.

                  (xxxvii) The Company does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company on a consolidated basis exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. The assets of the Company on a consolidated basis do not constitute unreasonably small capital to carry out the business of the Company, the Subsidiaries and the Joint Ventures, taken as a whole, as conducted or as proposed to be conducted. Upon the issuance of the Preferred Stock, the present fair saleable value of the assets of the Company on a consolidated basis will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company on a consolidated basis as they become absolute and matured. Upon the issuance of the Preferred Stock, the assets of the Company on a consolidated basis will not constitute unreasonably small capital to carry out its businesses as now conducted, including the capital needs of the Company on a consolidated basis, taking into account the projected capital requirements and capital availability.

                  (xxxviii) Except pursuant to this Agreement, there are no contracts, agreements or understandings between the Company, any of its Subsidiaries or any of its Joint Ventures and any other person that would give rise to a valid claim against the Company or any of the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Preferred Stock.

                  (xxxix) Each of the Company, the Subsidiaries and the Joint Ventures has complied with all provisions of Section 517.075, Florida Statutes, relating to doing business with the Government of Cuba or with any affiliate located in Cuba.

                  (xl) Except as disclosed in the Offering Memorandum, there are no business relationships or related party transactions required to be disclosed therein pursuant to Item 404 of Regulation S-K of the Commission (assuming for purposes of this paragraph 5(xl) only that Regulation S-K is applicable to the Offering Memorandum).

                  (xli) None of the Company, the Subsidiaries, the Joint Ventures nor any of their respective affiliates or any person acting on their behalf has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Preferred Stock, and each of the Company, the Subsidiaries, the Joint Ventures and their respective affiliates and all persons acting on its or their behalf have complied with and will comply with the offering restrictions of Regulation S in connection with the offering of the Preferred Stock outside the United States.

                  (xlii) The Preferred Stock offered an sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions and such securities have been and will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the restricted period (as defined in Regulation S) and only upon certification of beneficial ownership of the securities by a non-U.S. person or a U.S. person who purchased such securities in a transaction that was exempt from the registration requirements of the Act, which U.S. person will acquire an interest in a Transfer Restricted Security (as defined in the Registration Rights Agreement).

                  (xliii) The sale of the Preferred Stock pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (xliv) Each of the Company and Hyperion Telecommunications of New York, Inc. have been released from all of their obligations under the partnership agreement governing the NewChannels Hyperion Telecommunications of New York joint venture pursuant to agreements that dissolved such joint venture on September 12, 1997.

                  Each certificate signed by any officer of the Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser pursuant to this Agreement shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

                  The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to
Section 8 hereof, counsel to the Company and counsel to the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         (b) The Initial Purchaser warrants and covenants to the Company and agrees that:

                  (i) Such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Preferred Stock.

                  (ii) Such Initial Purchaser (A) is not acquiring the Preferred Stock with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Preferred Stock only to QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and to non-U.S. persons outside the United States in offshore transactions in reliance upon Regulation S under the Act.

                  (iii) No form of general solicitation or general advertising has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Preferred Stock, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (iv) In connection with the Exempt Resales, such Initial Purchaser will solicit offers to buy the Preferred Stock only from, and will offer to sell the Preferred Stock only to, Eligible Purchasers. Such Initial Purchaser further agrees (A) that, with respect to QIBs, it will offer to sell the Preferred Stock only to, and will solicit offers to buy the Preferred Stock only from QIBs who in purchasing such Preferred Stock will be deemed to have represented and agreed that they are purchasing the Preferred Stock for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs and (B) that such QIBs acknowledge and agree that such Preferred Stock will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A or (II) in a transaction meeting the requirements of Rule 144 or (III) outside the United States in a transaction meeting the requirements of Rule 903 or 904 of Regulation S under the Securities Act, (IV) to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the transfer of the Preferred Stock or (V) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) that the holder will, and each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

                  (v) Such Initial Purchaser agrees that it has offered the Preferred Stock and will offer and sell the Preferred Stock (i) as part of its distribution at any time and (ii) otherwise until one year after the later of the commencement of the offering of the Preferred Stock and the Closing Date, only in accordance with Rule 903 of Regulation S or another exemption from the registration requirements of the Act. Accordingly, neither such Initial Purchaser, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts within the meaning of Rule 901(b) of Regulation S with respect to the Preferred Stock, and such Initial Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirements of Regulation S.

                  (vi) Such Initial Purchaser agrees that the Preferred Stock offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions and that such securities have been and will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the restricted period (as defined in Regulation S) and only upon certification of beneficial ownership of the securities by a non-U.S. person or a U.S. person who purchased such securities in a transaction that was exempt from the registration requirements of the Act, which U.S. person will acquire an interest in a Registrable Security (as defined in the Registration Rights Agreement).

                  (vii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Preferred Stock, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Preferred Stock from it during the restricted period (as defined in Regulation S) a confirmation or notice to substantially the following effect:

         "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until one year after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S (or Rule 144A or in transactions that are exempt from the registration requirements of the Securities
         Act) under the Securities Act. Terms used above have the meanings assigned to them in Regulation S."

         Such Initial Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Preferred Stock, except with its affiliates or with the prior consent of the Company.

                  (viii) Such Initial Purchaser further represents and agrees that (1) it has not offered or sold and will not offer or sell any Preferred Stock to persons in the United Kingdom prior to the expiry of the period of six months from the issue date of the Preferred Stock, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their business or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 with respect to anything done by it in relation to the Preferred Stock in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issuance of the Securities to a person who is of a kind described in Article 11(3) of the Financial Services Act of 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

                  (ix) Such Initial Purchaser agrees that it will not offer, sell or deliver any of the Preferred Stock in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Preferred Stock in such jurisdictions. Such Initial Purchaser understands that no action has been taken to permit a public offering in any jurisdiction outside the United States where action would be required for such purpose.

                  (x) Such Initial Purchaser agrees not to cause any advertisement of the Preferred Stock to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Preferred Stock, except such advertisements as include the statements required by Regulation S.

                  (xi) The sale of the Preferred Stock in offshore transactions pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 hereof, counsel to the Company and counsel to the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby expressly consents to such reliance.

         6.       Indemnification.

                  (a) The Company and its Subsidiaries, jointly and severally, agree to indemnify and hold harmless (i) each Initial Purchaser, (ii) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners, employees, representatives and agents of any Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including, under this Agreement.

                  (b) The Initial Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein; provided that in no case shall the Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser in connection with the Offering. This indemnity will be in addition to any liability which the Initial Purchaser may otherwise have, including under this Agreement.

                  (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been actually prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action,
         (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties. The indemnifying party under subsection (a) or (b) above, shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought; provided that the indemnifying party shall be liable for separate counsel for any indemnified party in a jurisdiction, if counsel to the indemnified parties shall have reasonably concluded that there may be defenses available to such indemnified party that are difference from or additional to those available to one or more of the other indemnified parties and that separate counsel for such indemnified party is prudent under the circumstances. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided that such consent was not unreasonably withheld.

         7. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company and the Initial Purchaser shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Initial Purchaser, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and the Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Initial Purchaser from the offering of the Preferred Stock or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Initial Purchaser in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Initial Purchaser shall be deemed to be in the same proportion as (x) the total proceeds from the offering of Preferred Stock (net of discounts but before deducting expenses) received by the Company and (y) the discounts received by the Initial Purchaser. The relative fault of the Company and of the Initial Purchaser shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the discount applicable to the Preferred Stock purchased by the Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided that such written consent was not unreasonably withheld.

         8. Conditions of Initial Purchaser's Obligations. The obligation of the Initial Purchaser to purchase and pay for the Preferred Stock, as provided herein, shall be subject to the satisfaction of the following conditions:

                  (a) All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

                  (b) The Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser not later than 5:00 p.m., New York City time, on the second day following the date of this Agreement or at such later date and time as to which the Initial Purchaser may agree, and no stop order suspending the qualification or exemption from qualification of the Preferred Stock in any jurisdiction referred to in
         Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

                  (c) No action shall have been taken and no local, state or Federal law, statute, ordinance, rule, regulation, requirement, judgment or court decree shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Preferred Stock; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against, the Company, the Subsidiaries or the Joint Ventures before any court or arbitrator or any governmental body, agency or official (including, but not limited to the FCC or any state regulatory authority or body) that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

                  (d) Since the dates as of which information is given in the Offering Memorandum or as otherwise disclosed therein, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company, the Subsidiaries or the Joint Ventures from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company or any Subsidiary on any class of its capital stock, (iii) neither the Company nor any Subsidiary nor any Joint Venture shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company, the Subsidiaries and the Joint Ventures taken as a whole, and that are required to be disclosed on a balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any Material Adverse Change.

                  (e) The Initial Purchaser shall have received a certificate, dated the Closing Date, signed on behalf of the Company by (i) the President or a Vice Chairman and (ii) a Vice President, Vice Chairman, Secretary or Assistant Secretary, in form and substance reasonably satisfactory to the Initial Purchaser, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this
         Section 8, certain incumbency matters and that, as of the Closing Date, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

                  (f) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, of Buchanan Ingersoll, counsel for the Company, to the effect set forth in Exhibit C hereto.

                  (g) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, of Swidler & Berlin, special regulatory counsel to the Company, to the effect set forth in Exhibit D hereto.

                  (h) The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser, of Downs Rachlin & Martin, special state regulatory counsel for the Company in the State of Vermont, to the effect set forth in Exhibit D hereto.

                  (i) The Initial Purchaser shall have received an opinion, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, of Latham & Watkins, counsel to the Initial Purchaser, covering such matters as are customarily covered in such opinions.

                  (j) At the Closing Date the Initial Purchaser shall have received from Deloitte & Touche, independent public accountants for the Company dated as of the Closing Date, a customary comfort letter addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser and counsel to the Initial Purchaser with respect to the financial statements and certain financial information of the Company, the Subsidiaries and the Joint Ventures contained in the Offering Memorandum.

                  (k) Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained.

                  (l) Prior to the Closing Date, the Company, the Subsidiaries and the Joint Ventures shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

                  (m) The Company shall have entered into the Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

                  (n) The Company shall have authorized, executed and filed the Certificate of Designation in accordance with Delaware law and the Initial Purchaser shall have received an original, duly executed by the Company.

         All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser. The Company will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

         9. Initial Purchaser's Information. For the purposes of Sections 4(a) and 6(b) herein and otherwise, the Company and the Initial Purchaser severally acknowledge that the statements with respect to the offering of the Preferred Stock set forth in the last paragraph of the cover page and the third sentence of the fourth paragraph, the fifth paragraph, the sixth paragraph and the eighth paragraph under the caption "Plan of Distribution" in such Offering Memorandum constitute the only information furnished in writing by or on behalf of the Initial Purchaser expressly for use in the Offering Memorandum.

         10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Initial Purchaser and the Company contained in this Agreement, including, without limitation, the representations and warranties and agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Preferred Stock to and by the Initial Purchaser. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to
Section 11.

         11.      Effective Date of Agreement; Termination

                  (a) This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

                  (b) The Initial Purchaser shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchaser, without liability (other than with respect to Sections 6 and 7) on the Initial Purchaser's part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchaser hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchaser any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company and the Subsidiaries taken as a whole, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchaser will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by Federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or there has been a declaration by the United States of a national emergency or war, the effect of which shall, in the Initial Purchaser's judgment, make it inadvisable or impracticable to proceed with the offering or delivery of the Preferred Stock on the terms and in the manner contemplated in the Offering Memorandum; or (E) there has been a material adverse change in general economic, political or financial conditions in the United States, or the effect of international conditions on the financial markets in the United States shall be such that, it is, in the Initial Purchaser's judgment, inadvisable or impracticable to proceed with the delivery of the Preferred Stock as contemplated hereby.

                  (c) Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile, or telegraph, confirmed in writing by letter.

                  (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to any of clauses (iii) or (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Preferred Stock provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Initial Purchaser, reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchaser's counsel), incurred by the Initial Purchaser in connection herewith.

         12. Notice. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchaser shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New

York, New York 10167, Attention: Corporate Finance Department, telecopy number:
(212) 272-3092; and if sent to the Company, shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to Hyperion Telecommunications, Inc., Main at Water Street, Coudersport, Pennsylvania 16915,
Attention: Daniel Milliard, telecopy number: (814) 274-8631, with a copy to Buchanan Ingersoll, One Oxford Centre, 301 Grant street, 20th Floor, Pittsburgh, Pennsylvania 15219-1410, Attention: Carl E. Rothenberger, Jr.; provided that any notice pursuant to Section 7 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing.

         13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchaser and the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Preferred Stock from the Initial Purchaser.

         14. Construction. This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

         15. Captions. The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

         16. Counterparts. This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

                            [Signature page follows]

                  If the foregoing correctly sets forth the understanding among the Initial Purchaser, the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                               Very truly yours,

                               HYPERION TELECOMMUNICATIONS, INC.



                                By: /S/ James P. Rigas
                                Name: James P. Rigas
                                Title: Vice Chairman and Chief Executive Officer




Accepted and agreed to as of the date first above written:


BEAR, STEARNS & CO. INC.



By: /s/ John Andrew Bugas
     Name: John Andrew Bugas
     Title: Senior Manging Director

                                   SCHEDULE I

                                  Subsidiaries

Hyperion Enhanced Networks of Virginia, Inc.
Hyperion Telecommunications of Florida, Inc.
Hyperion Telecommunications of Kansas, Inc.
Hyperion Telecommunications of Kentucky, Inc.
Hyperion Telecommunications of Massachusetts, Inc.
Hyperion Telecommunications of Michigan, Inc.
Hyperion Telecommunications of New Jersey, Inc.
Hyperion Telecommunications of New York, Inc.
Hyperion Telecommunications of North Carolina, Inc.
Hyperion Telecommunications of Ohio, Inc.
Hyperion Telecommunications of Pennsylvania, Inc.
Hyperion Telecommunications of South Carolina, Inc.
Hyperion Telecommunications of Tennessee, Inc.
Hyperion Telecommunications of Vermont, Inc.
Hyperion Telecommunications of Virginia, Inc.
Hyperion Telecommunications of Arkansas, Inc.
Hyperion Telecommunications of Louisiana, Inc.
Hyperion Telecommunications of Mississippi, Inc.
Hyperion Telecommunications of Syracuse, Inc.
Hyperion Telecommunications of Buffalo, Inc.
Hyperion Telecommunications of Albany, Inc.
Hyperion Telecommunications of Louisville, Inc.
Hyperion Telecommunications of Lexington, Inc.
Hyperion Telecommunications of Harrisburg, Inc.
Hyperion Telecommunications of Scranton
Hyperion Telecommunications of Coudersport, Inc.

                                   SCHEDULE II

                                 Joint Ventures

MediaOne of Virginia

AVR of Tennessee, L.P., d/b/a Hyperion of Tennessee, L.P.

MediaOne Fiber Technologies, Inc.

Hyperion Telecommunications of Harrisburg

Louisville Lightwave

Multimedia Hyperion Telecommunications

New Jersey Fiber Technologies

NHT Partnership

PECO Hyperion Telecommunications

Susquehanna Hyperion Telecommunications

Entergy Hyperion Telecommunications of Arkansas, L.L.C.

Entergy Hyperion Telecommunications of Louisiana, L.L.C.

Entergy Hyperion Telecommunications of Mississippi, L.L.C.


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                                    EXHIBIT A

                      Form of Registration Rights Agreement




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                                    EXHIBIT B

                   List of Employee Pension and Benefit Plans
                      of Hyperion Telecommunications, Inc.
                              and its Subsidiaries

Adelphia Communications Corporation Employee Benefit Plan

Adelphia Communications Corporation 401(k) Savings and Protection Profit Sharing
 Plan




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                                    EXHIBIT C

                      Form of Opinion of Buchanan Ingersoll


                  1. Each of the Company and the Subsidiaries is duly organized and validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  2. Each of the Joint Ventures is duly formed and valid existing as a partnership in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to carry on its business as it is being conducted and as described in the Offering Memorandum and to own, lease and operate its properties, and is duly qualified and in good standing as a partnership authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not, singly or in the aggregate, have a material adverse effect on the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

                  3. All of the outstanding shares of capital stock of the Company have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights. All of the outstanding shares of capital stock of the Company is set forth in the Offering Memorandum under the caption "Capitalization."

                  4. All of the partnership interests owned the Company and each Subsidiary have been duly authorized and validly issued.

                  5. All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance. There are not, to our knowledge, other than as set forth in the Offering Memorandum, currently, and will not be following the Offering, any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company or any Subsidiary.

                  6. When the shares of Preferred Stock are issued and delivered pursuant to this Agreement, no such shares will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

                  7. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the Operative Documents, as


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         applicable, and to consummate the transactions contemplated thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Securities as provided herein and therein.

                  8. This Agreement has been duly and validly authorized, executed and delivered by the Company.

                  9. Each of the Operative Documents has been duly and validly authorized, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding),
         (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.

                  10. The shares of Preferred Stock have been duly and validly authorized for issuance and sale to the Initial Purchaser by the Company pursuant to this Agreement and, when issued, delivered and paid for in accordance with the terms of the Certificate of Designation and delivered against payment therefor in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of Preferred Stock will not be subject to any preemptive or similar rights.

                  11. The shares of Series B Preferred Stock have been duly and validly authorized for issuance by the Company and, when issued and delivered in accordance with the terms of the Exchange Offer and the Certificate of Designation, will be validly issued, fully paid and non-assessable and entitled to the rights, privileges and preferences set forth in the Certificate of Designation, and the issuance of such shares of Series B Preferred Stock will not be subject to any preemptive or similar rights.

                  12. The Exchange Debentures have been duly and validly authorized for issuance and, if and when issued and delivered by the Company in accordance with the terms of the Indenture and the Certificate of Designation, the Exchange Debentures will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.



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                  13. The New Exchange Debentures have been duly and validly authorized for issuance and, if and when issued and delivered by the Company in accordance with the terms of the Indenture and the Certificate of Designation, the Exchange Debentures will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, except that (a) such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium (whether general or specific) or similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) such enforceability may be limited by the effects of general principals of equity and by the discretion of the court before which any proceeding therefor may be brought (whether such proceeding is at law or in equity or in a bankruptcy proceeding), (c) rights to contribution or indemnification may be limited by the laws, rules or regulations of any governmental authority or agency thereof or by public policy, and (d) waivers as to usury, stay or extension laws may be unenforceable.


                  14. The Offering Memorandum contains a fair summary of each of the Securities, the Debentures and each of the Operative Documents.

                  15. No registration under the Act of the Preferred Stock is required for the sale of the Preferred Stock to the Initial Purchaser as contemplated by this Agreement or for the Exempt Resales assuming
         (i) that the Initial Purchaser is a Qualified Institutional Buyer, as defined in Rule 144A under the Act ("QIBs") or that the Preferred Stock are purchased in an offshore transaction within the meaning of Regulation S, (ii) that the purchasers who buy the Preferred Stock in the Exempt Resales are QIBs, (iii) the accuracy of the Initial Purchaser's representations regarding the absence of general solicitation in connection with the sale of the Preferred Stock to the Initial Purchaser and the Exempt Resales contained in this Agreement and (iv) the accuracy of the Company's representations in Sections 5(a)(ii), (xxi), (xxix) and (xxxiii) (other than with respect to the first sentence) of this Agreement.

                  16. The Offering Memorandum, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion need be expressed), and each amendment or supplement thereto, as of its date, contains all the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

                  17. Prior to the Registered Exchange Offer or the effectiveness of the Shelf Registration Statement, the Indenture is not required to be qualified under the Trust Indenture Act.

                  18. None of (A) the execution, delivery or performance by the Company of this Agreement and the other Operative Documents, (B) the issuance and sale of the Preferred Stock or (C) consummation by the Company and the Subsidiaries of the transactions described in the Offering Memorandum violates, conflicts with or constitutes a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or require consent under, or result in the imposition of a lien or encumbrance on any properties of the Company or any Subsidiary, or an acceleration of any indebtedness of the Company or any Subsidiary pursuant to, (i) the charter or bylaws of the Company or any Subsidiary, (ii) any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party or by which it or its property is or may be bound identified to such counsel as material (assuming all of such agreements are


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         governed by Pennsylvania law), (iii) any local, state or Federal law, statute, ordinance, requirement, administrative statute, rule or regulation applicable to the Company or any Subsidiary or its assets or properties (except with respect to the matters set forth in the opinion of Swidler & Berlin, as to which no opinion need be expressed) or (iv) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company or any Subsidiary or its assets or properties known to such counsel, except in the case of clauses (ii), (iii) and (iv) for such violations, conflicts, breaches, defaults, consents, impositions of liens or accelerations that (x) would not, singly or in the aggregate, have a Material Adverse Effect or (y) are disclosed in the Offering Memorandum. Assuming compliance with applicable state securities and Blue Sky laws, as to which such counsel need express no opinion, and except for the filing of a registration statement under the Act and qualification of the Indenture under the Trust Indenture Act of 1939, as amended, in connection with the Registration Rights Agreement, no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any court or governmental agency, body or administrative agency is required for (1) the execution, delivery and performance by the Company of this Agreement and the other Operative Documents, as applicable, (2) the issuance and sale of the Preferred Stock or (3) consummation by the Company, the Subsidiaries and the Joint Ventures of the transactions described in the Offering Memorandum, except such as have been obtained and made or have been disclosed in the Offering Memorandum, and except where the failure to obtain such consents or waivers would not, singly or in the aggregate, have a Material Adverse Effect. To the best of such counsel's knowledge, no consents or waivers from any other person are required for the execution, delivery and performance by the Company, the Subsidiaries and the Joint Ventures of this Agreement and the other Operative Documents or the issuance and sale of the Preferred Stock, as applicable, other than such consents and waivers as have been obtained.

                  19. None of the Company, its Subsidiaries or the Joint Ventures is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  20. Except as set forth in this Agreement or the Registration Rights Agreement, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or any other Operative Document to which it is a party or the consummation by the Company of the transactions contemplated thereby, have the right to request or demand that the Company register under the Act securities held by them.

                  21. None of (A) the execution, delivery and performance of this Agreement or any of the Operative Documents, (B) the issuance and sale of the Securities the application of the proceeds from the issuance and sale of the Preferred Stock or (C) the consummation of the transactions contemplated in connection with any of the foregoing as set forth in the Offering Memorandum, will violate Regulations G, T, U or X promulgated by the Board of Governors of the Federal Reserve System.

                  22. To the knowledge of such counsel, there is (i) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending, or threatened or contemplated to which any of the Company or any Subsidiary is or may be a party or to which the business or property of any of the Company or any Subsidiary is or may be subject,
         (ii) no statute, rule, regulation or order that has been enacted,


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         adopted or issued by any governmental agency, or (iii) no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction to which any of the Company or any Subsidiary is or may be subject has been issued that, in the case of clauses (i),
         (ii) and (iii) above, (x) is required to be disclosed in the Offering Memorandum and that is not so disclosed and, (y) could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, it being understood that for purposes of this opinion, such counsel need express no opinion with respect to (i) actions, suits investigation or proceedings before the FCC or any similar state regulatory commission or body, (ii) statutes, rules, regulations or orders by any FCC or any similar state regulatory commission or (iii) injunctions, restraining orders or other orders by the FCC or any similar state regulatory commission or body.

                  We have participated in conferences with officers and other representatives of the Company, representatives of the independent certified public accountants of the Company and the Initial Purchasers and its representatives at which the contents of the Offering Memorandum and related matters were discussed and, although we have not undertaken to investigate or verify independently, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum (except as indicated above), on the basis of the foregoing, no facts have come to our attention which led us to believe that the Offering Memorandum, as of its date or the Closing Date, contained an untrue statement of a material fact or omitted to state any fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to financial statements and related notes, the financial statement schedules and other financial and statistical data included therein).


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                                    Exhibit D

                      Form of Opinion of Regulatory Counsel


         1. Each of the Company, the Subsidiaries and the Joint Ventures has all of the licenses, permits and authorizations, if any, required by the FCC and the State Regulatory Agencies for the provision of telecommunications services except where the failure to obtain or hold such license, permit or authority would not have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.

         2. Neither the Company, any Subsidiaries nor any Joint Ventures is subject to any pending complaint or investigation before the FCC or, to the best knowledge of counsel, to any threatened complaint or investigation before the FCC, or, any pending or threatened complaint or investigation before any State Regulatory Agencies based on any alleged violation by the Company, the Subsidiaries or the Joint Ventures in connection with their provision of or failure to provide telecommunications services.

         3. The statements in the Offering Memorandum under the heading of "Risk Factors Regulation" and "Business - Government Regulation" fairly and accurately summarize the matters therein described.

         4. The Company, the Subsidiaries and the Joint Ventures have the consents, approvals, authorizations, licenses, certificates, permits, or orders of the FCC or any State Regulatory Agency if any, for the consummation of the transactions contemplated in the Purchase Agreement except where the failure to obtain the consents, approvals, authorizations, licenses, certificates, permits or orders would not have a Material Adverse Effect on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.

         5. Neither the execution and delivery of the Purchase Agreement and the Operative Documents nor the sale of the Preferred Stock will conflict with or result in a violation of any order or regulation of the FCC or any State Regulatory Agency applicable to the Company, its Subsidiaries or the Joint Ventures except where the conflict with or the violation of which would not have a material adverse impact on the Company, the Subsidiaries and the Joint Ventures, taken as a whole.



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